EX 99.13

POWER OF ATTORNEY

I, John F. Barrett, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Integrity Life Insurance Company:

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

•                  333-44876

•                  033-56654

•                  333-102575

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), new Securities Act registration statement to be filed on or about April 30, 2010, Securities Act Registration Number to be assigned upon filing.

•                  Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

•                  Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	3-9-2010	/s/ John F. Barrett
John F. Barrett, Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY

I, Donald A. Bliss, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Integrity Life Insurance Company:

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

•                  333-44876

•                  033-56654

•                  333-102575

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), new Securities Act registration statement to be filed on or about April 30, 2010, Securities Act Registration Number to be assigned upon filing.

•                  Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

•                  Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	3-12-2010	/s/ Donald A. Bliss
Donald A. Bliss, Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY

I, James N. Clark, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Integrity Life Insurance Company:

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

•                  333-44876

•                  033-56654

•                  333-102575

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), new Securities Act registration statement to be filed on or about April 30, 2010, Securities Act Registration Number to be assigned upon filing.

•                  Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

•                  Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	3-5-2010	/s/ James N. Clark
James N. Clark, Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY

I, Jo Ann Davidson, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Integrity Life Insurance Company:

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

•                  333-44876

•                  033-56654

•                  333-102575

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), new Securities Act registration statement to be filed on or about April 30, 2010, Securities Act Registration Number to be assigned upon filing.

•                  Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

•                  Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	3-9-2010	/s/ Jo Ann Davidson
Jo Ann Davidson, Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY

I, Eugene P. Ruehlmann, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Integrity Life Insurance Company:

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

•                  333-44876

•                  033-56654

•                  333-102575

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), new Securities Act registration statement to be filed on or about April 30, 2010, Securities Act Registration Number to be assigned upon filing.

•                  Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

•                  Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	3-9-2010	/s/ Eugene P. Ruehlmann
Eugene P. Ruehlmann, Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY

I, George H. Walker, III, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Integrity Life Insurance Company:

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

•                  333-44876

•                  033-56654

•                  333-102575

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), new Securities Act registration statement to be filed on or about April 30, 2010, Securities Act Registration Number to be assigned upon filing.

•                  Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

•                  Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	3-9-2010	/s/ George H. Walker, III
George H. Walker, III, Director
The Western and Southern Life Insurance Company

POWER OF ATTORNEY

I, Thomas L. Williams, the undersigned Director of The Western and Southern Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities all of the following Registration Statements of Integrity Life Insurance Company:

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), Securities Act Registration Numbers:

•                  333-44876

•                  033-56654

•                  333-102575

•                  Separate Account I of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04844), new Securities Act registration statement to be filed on or about April 30, 2010, Securities Act Registration Number to be assigned upon filing.

•                  Separate Account II of Integrity Life Insurance Company (Investment Company Act Registration Number 811-07134), Securities Act Registration Number 033-51268

•                  Separate Account VUL of Integrity Life Insurance Company (Investment Company Act Registration Number 811-04388), Securities Act Registration Number 02-99809

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date:	3-9-2010	/s/ Thomas L. Williams
Thomas L. Williams, Director
The Western and Southern Life Insurance Company